FEDERAL INCOME TAX (Tables)	12 Months Ended
Dec. 31, 2022
FEDERAL INCOME TAX
Income Taxes
	2022	2021
Federal tax statutory rate	21%	21%
Temporary differences	5%	0%
Permanent differences	-6%	1%
Valuation Allowance	-20%	-22%
	0%	0%

Deferred Income Tax Assets
	2022	2021
Deferred tax assets
Net operating loss carryforwards	$1,589,000	$232,000
Temporary differences	217,000	-
Permanent differences	-	7,000
Valuation allowance	(1,806,000)	(239,000)
Net deferred tax assets	$-	$-